Restructuring Charge	12 Months Ended
Dec. 31, 2013
Restructuring And Related Activities [Abstract]
Restructuring Charge
9.	Restructuring Charge

During the years ended December 31, 2013 and 2012, the Partnership recognized restructuring charges of $1.6 million and $0.6 million, respectively, relating to the reorganization of the Partnership’s shuttle tanker marine operations and restructuring charges of $0.4 million and $0.5 million, respectively, relating to the reorganization of the Partnership’s conventional tanker marine operations. The purpose of the restructuring is to create better alignment with its marine operations resulting in a lower cost organization going forward. Both reorganizations were completed in 2013. Under these plans, the Partnership recorded restructuring charges in total of $2.2 million and $0.9 million, respectively, since these plans began in 2012.

During the year ended December 31, 2013, the Partnership incurred $0.6 million of restructuring charges related to the reflagging of one shuttle tanker which commenced in September 2013 and was completed in October 2013.

During the year ended December 31, 2011, the Partnership incurred $3.9 million of restructuring charges related to the sale of the Karratha Spirit FSO unit and the termination of the time-charter-out contract for the Basker Spirit shuttle tanker. During the year ended December 31, 2011, the Partnership terminated the employment of certain seafarers for these two vessels.

As of December 31, 2013, 2012 and 2011, restructuring liabilities of $0.7 million, $0.3 million and $nil were recorded in accrued liabilities on the consolidated balance sheets.